Lease Commitments	12 Months Ended
Dec. 31, 2011
Lease Commitments

15. Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $382 million in 2011, $387 million in 2010 and $356 million in 2009.

The future minimum rental commitments under non-cancelable operating leases follow:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	2016	AFTER 2016

Lease commitments	$187	$166	$144	$105	$83	$723